ARTICLES OF MERGER
                                       OF
                             S.D.E. HOLDINGS 1, INC.
                             (A Nevada corporation)
                                       and
                            DNA Print genomics, Inc.
                              (A Utah corporation)


     The Undersigned, being President of DNA Print genomics, Inc., a Utah corporation (Parent), and the President of S.D.E. Holdings 1, Inc., a Nevada corporation (subsidiary) (collectively "the constituent entities"), hereby certify as follows:

1. Pursuant to NRS 92A.180(a), a Plan of Merger has been approved by the board of directors of DNA genomics, Inc., a Utah corporation, and S.D.E. Holdings 1, Inc., a Nevada corporation.

2. The approval of shareholders of the Constituent Entities of DNA Print genomics, Inc. and S.D.E. Holdings 1, Inc. is not required under NRS 92A.180(1) or Utah Statutes 16-10-a-1103(7) and 1104 for either company.

3. Pursuant to NRS 92A.180(1), DNA Print genomics, Inc., a Utah corporation, parent corporation and owner of 100% of the issued and outstanding shares of S.D.E. Holdings 1, Inc., a Nevada corporation subsidiary, has adopted a Resolution to merge the subsidiary S.D.E. Holdings 1, Inc. into DNA Print genomics, Inc.

4.   No Notice is necessary under NRS 92A.180(3).

5. No share conversion will occur. All outstanding shares of DNA will remain issued and outstanding without change. All shares of SDE are retired in the merger.

6. Parent, DNA, owns 100% of the issued and outstanding stock of subsidiary SDE, immediately prior to this merger.

7. The complete and executed Plan of Merger is on file at the Registered Offices of the corporation at ___________________________________________.

8.   The effective date hereof complies with Utah Statutes.

9.   There are no amendments to the Articles of Incorporation of Parent, DNA.

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




     This merger is pursuant to Utah Statutes 16-10 a-1104.

     Effective this 13th day of October, 2000.

DNA Print Genomics, Inc.                      S.D.E. Holdings 1, Inc.
a Utah corporation                            a Nevada corporation


By:/s/Carl L. Smith                           By:/s/Carl L. Smith
Carl L. Smith, President/Secy                 Carl L. Smith, President/Secy
(Printed Name)                                (Printed Name)


State of ______________________________              )
                                                     )ss.
County of ____________________________               )

     On this ____ day of _______________, 2000, before me, a Notary Public, personally appeared ________________________, President of DNA Print Genomics, Inc. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------------
                                            Notary Public
                                            Residing at __________________

SEAL

                                            My Commission Expires:
                                            ------------------------


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


State of ___________________________                 )
                                                     )ss.
County of _________________________                  )

     On this ____ day of __________________, 2000, before me, a Notary Public, personally appeared ________________________, President of S.D.E. Holdings 1, Inc. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------------
                                            Notary Public

                                            Residing at ________________________

SEAL

                                            My Commission Expires:
                                            ------------------------

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